UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Oxford Lane Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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OXFORD LANE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830

September 20, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Oxford Lane Capital Corp. (the “Company”) to be held on October 23, 2012 at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. Your vote is important.

Sincerely yours,

Jonathan H. Cohen

Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 23, 2012.

Our proxy statement and annual report for the year ended March 31, 2012 are available on the Internet at http://oxfordlanecapital.com/2012proxy.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

OXFORD LANE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 23, 2012

To the Stockholders of Oxford Lane Capital Corp.:

The 2012 Annual Meeting of Stockholders of Oxford Lane Capital Corp. (the “Company”) will be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on October 23, 2012, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect two directors of the Company, who will each serve for a term of three years, or until his respective successor is duly elected and qualified; and
2.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on September 17, 2012. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Patrick F. Conroy

Corporate Secretary

Greenwich, Connecticut
September 20, 2012

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

OXFORD LANE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

PROXY STATEMENT

2012 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oxford Lane Capital Corp. (the “Company,” “OXLC,” “we,” “us” or “our”) for use at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 23, 2012, at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about September 20, 2012. A copy of the Company’s Annual Report for the fiscal year ended March 31, 2012 was previously mailed to the Company’s stockholders and has also been included with this Proxy Statement.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Computershare Trust Company, N.A., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to Oxford Lane Capital Corp., c/o Computershare Trust Company, N.A., 250 Royal Street, Canton, MA 02021, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting.

Stockholders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two directors of the Company, who will each serve for a term of three years, or until his respective successor is duly elected and qualified; and
2.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on September 17, 2012 (the “Record Date”). On the Record Date, there were 5,002,289 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of shares of the Company’s common stock entitled to cast a majority of the votes entitled to be cast as of the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors.  The election of a director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation.  If there are not enough votes to approve the election of the nominees for directors at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the election of the nominees for directors, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The principal business address of both our investment adviser, Oxford Lane Management, LLC (“Oxford Lane Management”), and our administrator, BDC Partners, LLC (“BDC Partners”), is 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen	100,000	2.0%
Saul B. Rosenthal	62,000	1.2%
Independent Directors
Mark J. Ashenfelter	6,000	*
John Reardon	—	—
David S. Shin	—	—
Executive Officers
Patrick F. Conroy	14,000	*
Executive Officers and Directors as a Group	182,000	3.6%
Selz Capital LLC(3)	908,200	18.2%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 5,002,289 shares of our common stock issued and outstanding on the Record Date.
(3)	Based upon information contained in the Schedule 13G filed May 7, 2012 by Selz Capital LLC. The address of Selz Capital LLC is 1370 Avenue of the Americas (24th Floor), New York, NY 10019.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Saul B. Rosenthal	Over $100,000
Independent Directors
Mark J. Ashenfelter	$50,001 - $100,000
John Reardon	None
David S. Shin	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $15.86 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Messrs. Saul B. Rosenthal and David S. Shin have been nominated for election for a three-year term expiring in 2015. Neither of Messrs. Rosenthal or Shin is being proposed for election pursuant to any agreement or understanding between either Mr. Rosenthal or Mr. Shin and the Company.

A stockholder can vote for or withhold his or her vote from either nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If either nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Nominating and Corporate Governance Procedures,” the independent directors of the Board of Directors have identified certain desired talents and experience for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominee and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Directors

Interested Nominee

Mr. Rosenthal is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) due to his position as President of both the Company and Oxford Lane Management, the Company’s investment adviser, and as the non-managing member of BDC Partners, the administrator for the Company.

Name and Year First Elected Director	Age	Background Information
Saul B. Rosenthal (2010)	44	Mr. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and is a member of BDC Partners. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as investment adviser for Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Rosenthal was previously a Vice President and co-founder of the Private Equity Group at Wit Capital. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the board of the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Nominee

Mr. Shin is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
David S. Shin (2010)	43	David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S. from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Current Directors

Interested Directors

Mr. Cohen is an “interested person” of the Company as defined in the 1940 Act. Mr. Cohen is an interested person of the Company due to his position as Chief Executive Officer of both the Company and Oxford Lane Management, the Company’s investment adviser, and as the managing member of BDC Partners, the administrator for the Company.

Name and Year First Elected Director	Term Expires	Age	Background Information
Jonathan H. Cohen (2010)	2013	47	Mr. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Cohen previously managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Directors

The following directors are not “interested persons” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
Mark J. Ashenfelter (2010)	2013	52	Mr. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.
John Reardon (2010)	2014	45	Mr. Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the General Manager of Maritime Communications/Land Mobile, LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science from Boston University, summa cum laude, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the current president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name	Age	Background Information
Patrick F. Conroy	55	Mr. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer of Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in senior loans, for which T2 Advisers, LLC serves as investment adviser. Prior to joining TICC Capital Corp. in December 2003, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors will annually determine each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We will monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of Oxford Lane Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen and Saul B. Rosenthal, as a result of their respective positions as Chief Executive Officer and President of OXLC and Oxford Lane Management, OXLC’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for OXLC.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of OXLC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to OXLC. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the

Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of OXLC and its stockholders at such times.

Presently, Mr. Ashenfelter serves as the Chairman of our Board of Directors. Mr. Ashenfelter is not an “interested person” of OXLC as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Ashenfelter’s independence from our investment adviser eliminates any perceived conflicts of interest and ensures that our management team acts in the best interests of our stockholders.

Our corporate governance policies include regular meetings of the independent directors in executive session with independent legal counsel and without the presence of interested directors and management, the establishment of Audit and Valuation Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. Moreover, the independent directors of our Board of Directors are responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of OXLC and its service providers. The Chief Compliance Officer’s annual report will address at a minimum (i) the operation of the compliance policies and procedures of OXLC and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as an investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any collateralized loan obligaiton vehicle in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.oxfordlanecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Shin, Ashenfelter and Reardon, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Shin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Shin meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. Mr. Shin currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during the fiscal year ended March 31, 2012.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of investments. Our portfolio investments will generally not be publicly traded securities. As a result, there will not be a readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management will compile relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

The Valuation Committee is presently composed of Messrs. Shin, Ashenfelter and Reardon. Mr. Ashenfelter currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during the fiscal year ended March 31, 2012.

Nominating and Corporate Governance Procedures

We do not have a Nominating and Corporate Governance Committee. A majority of the independent directors of the Board of Directors, in accordance with the NASDAQ Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if one is received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, our independence directors consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of Oxford Lane Capital with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	high character and integrity;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	appreciation of the relationship of our business to the changing needs of society;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations, and listing standards.

The Board of Directors’ goal is to assemble a Board of Directors that brings to Oxford Lane Capital a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although our independent directors may also consider such other factors as they may deem are in the best interests of Oxford Lane Capital and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Board of Directors has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board of Directors considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Board of Directors generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Board of Directors believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board of Directors’ goal of creating a Board of Directors that best serves the needs of OXLC and the interests of its stockholders.

Independent Registered Public Accounting Firm

The Audit Committee and the independent directors of the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2013.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended March 31, 2012	Fiscal Year Ended March 31, 2011
Audit Fees	$170,000	$115,000
Audit-Related Fees	98,500	2,500
Tax Fees	—	15,000
All Other Fees	—	—
Total Fees:	$268,500	$132,500

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of OXLC operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Ashenfelter, Reardon and Shin.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended March 31, 2012 for filing with the SEC. The Audit Committee has also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending March 31, 2013.

Respectfully Submitted,
The Audit Committee

David S. Shin
Mark J. Ashenfelter
John Reardon

Communication with the Board of Directors

Stockholders with questions about OXLC are encouraged to contact OXLC’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Lane Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of OXLC. Our code of ethics can be accessed via its website at http://www.oxfordlanecapital.com.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended March 31, 2012.

Name	Aggregate Compensation From Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From Company Paid to Directors
Interested Directors
Jonathan H. Cohen	—	—	—	—
Saul B. Rosenthal	—	—	—	—
Independent Directors
Mark J. Ashenfelter	$55,000	—	—	$55,000
John Reardon	$55,000	—	—	$55,000
David S. Shin	$60,000	—	—	$60,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of OXLC as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from OXLC. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of our investment advisory agreement with Oxford Lane Management (the “Investment Advisory Agreement”), less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to OXLC.

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into the Investment Advisory Agreement with Oxford Lane Management. Oxford Lane Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, Oxford Lane Management is owned in part by Charles M. Royce as a non-managing member. BDC Partners, as the managing member of Oxford Lane Management, manages the business and internal affairs of Oxford Lane Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President, is also the President and Chief Operating Officer of TICC Management, LLC and a member of BDC Partners. BDC Partners is also the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, LLC, are invested.

Charles M. Royce is President and Co-Chief Investment Officer of Royce & Associates. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and is the collateral manager of TICC CLO LLC and TICC CLO 2012-1 LLC, and TICC Capital Corp.’s investment adviser, TICC Management, LLC. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, an investment adviser to Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in Senior Loans. T2 Advisers, LLC also manages T2 Income Fund CLO I Ltd., a CLO vehicle established by Greenwich Loan Income Fund Limited. BDC Partners is the managing member of TICC Management, LLC and T2 Advisers, LLC, respectively. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC CLO LLC, Greenwich Loan Income Fund Limited, T2 Income Fund CLO I Ltd. and Oxford Gate Capital, LLC on the other hand. In addition, Patrick F. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, currently serves in similar capacities for TICC Capital Corp. Mr. Conroy also currently serves as the Chief Financial Officer of Greenwich Loan Income Fund Limited and as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC, TICC Management, LLC and BDC Partners.

BDC Partners has adopted a written policy with respect to the allocation of investment opportunities among us, TICC Capital Corp., Greenwich Loan Income Fund Limited and Oxford Gate Capital, LLC in view of the potential conflicts of interest raised by the relationships described above.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Oxford Lane Capital. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Board Consideration of the Investment Advisory Agreement

At an in-person meeting of our Board of Directors held on September 5, 2012, our Board of Directors unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management;
•	the investment performance of OXLC and Oxford Lane Management;
•	comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives;
•	any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners from their relationships with OXLC and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of Oxford Lane Management and its affiliates;
•	Oxford Lane Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for OXLC and the brokers’ provision of brokerage and research services to Oxford Lane Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during the year ended March 31, 2012.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted, we do not expect that these proceedings will have a material effect upon our financial statements.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2013 Annual Meeting of Stockholders will be held in September 2013, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwich, Connecticut, and the Company must receive the proposal within a reasonable time before the Company begins to print and send its proxy materials in connection with the 2013 Annual Meeting of Stockholders, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal within a reasonable time before the Company sends out its proxy materials for the 2013 Annual Meeting of Stockholders and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal within a reasonable time before the Company sends out its proxy materials for the 2013 Annual Meeting of Stockholders.

Notices of intention to present proposals at the 2013 Annual Meeting of Stockholders should be addressed to Patrick F. Conroy, Corporate Secretary, Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors,

Patrick F. Conroy

Corporate Secretary

Greenwich, Connecticut
September 20, 2012

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OXFORD LANE CAPITAL CORP.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 23, 2012

The undersigned stockholder of Oxford Lane Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Patrick F. Conroy, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on October 23, 2012, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1 and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
OXFORD LANE CAPITAL CORP.
OCTOBER 23, 2012

VOTE BY INTERNET — www.envisionreports.com/OXLC

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 A.M. Eastern Time October 23, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Oxford Lane Capital Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE — 1-800-652-VOTE (8683)

Use any touch-tone telephone to transmit your voting instructions up until 9:00 A.M. Eastern Time October 23, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Oxford Lane Capital Corp., c/o Computershare Trust Company, N.A., 250 Royal Street, Canton, MA 02021.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. The election of the following persons (except as marked to the contrary) as a director, who will each serve as director of Oxford Lane Capital Corp. until 2015, or until their successors are duly elected and qualified.	FOR	WITHHOLD AUTHORITY	Nominee:
	☐	☐	Saul B. Rosenthal
	☐	☐	David S. Shin
2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE
IF HELD JOINTLY